Exhibit 10.2

CONFIDENTIAL TREATMENT REQUESTED – CONFIDENTIAL PORTIONS OF THIS DOCUMENT HAVE BEEN REDACTED AND HAVE BEEN SEPARATELY FILED WITH THE COMMISSION. THE OMITTED PORTIONS HAVE BEEN REPLACED WITH "[***]."

CHANGE MANAGEMENT FORM
TO STATEMENT OF WORK 3

Program: Support.com, Inc. (“Vendor”), Xfinity Home Remote Support Program SOW #3 (“SOW 3”) dated March 21, 2014	PCR No.:
Originator: Joy Park	Date: August 1, 2017
Department: NCO	Phone #:	Title: Vice President
Locations Impacted: Work at Home Locations
Implementation Date: See below
Estimated Hours: (LOE)	☒ Billable ☐ Non-Billable	Billing Rate/Hour: See SOW
Fixed Fee Cost (if applicable) N/A
Type of Change: See details below
Scope of Change:	☒ Minor (Anything within current contract)	☐Major (may require contract amendment) MUST BE REVIEWED BY Business and/or P&L Owner
Reason for Change: Comcast and Vendor agree to extend the XH Mobile Chat App Term, make modifications to the XH Mobile Chat support, and increase FTE support under SOW 3 as set forth in more detail below.  Unless specifically provided in this CMF, all other terms of SOW 3 remain unchanged.

Area(s) of Change
☐ Accounting/Payroll	☐ Network
☐ Data Processing	☒ Resource Planning
☐ General Facilities	☐ Quality Assurance
☐ Human Resources	☐ Telecom
☐ IT/BI	☐ Training
☐ Operations	☐ Recruiting
☒ Other: XH Mobile Chat App Support

The parties, for good and valuable consideration, the receipt of which is hereby acknowledged, agree to the following:

1.	Effective August 1, 2017, The XH Mobile Chat App Term, as outlined in CMF 15 of SOW 3 dated May 8, 2017, shall be extended from [***] to[***].

2.
Effective August 1, 2017, Vendor shall provide [***] hours of Up-training to the XH voice support FTEs who shall provide XH mobile chat app support, such support may be in addition to XH voice support as directed by Comcast.  Vendor shall invoice Comcast for such Up-training at the Productive Hour Rate as set forth in SOW 3.

*** CONFIDENTIAL MATERIAL REDACTED AND SEPARATELY FILED WITH THE COMMISSION ***

CONFIDENTIAL TREATMENT REQUESTED – CONFIDENTIAL PORTIONS OF THIS DOCUMENT HAVE BEEN REDACTED AND HAVE BEEN SEPARATELY FILED WITH THE COMMISSION. THE OMITTED PORTIONS HAVE BEEN REPLACED WITH "[***]."

3.
Effective August 1, 2017 for purposes of the XH Mobile Chat App Services only, line adherence shall not apply and Comcast and Vendor shall mutually agree on the productive hours to be performed by Vendor during the XH Mobile Chat App Term (“XH Mobile Chat App Forecast”).  Unless otherwise agreed to by the parties, each XH Mobile Chat App Forecast will include the FTE personnel needed to support the XH Mobile Chat App Forecast.  FTEs will be in a productive state, defined as chat time, wrap time, available time, outbound time, an estimate [***] per FTE. The parties shall work together to develop a planning model to staff FTE inclusive of new hire plans, shrinkage, AHT, and other assumptions that support the delivery of XH Mobile Chat App Services.  Comcast may modify XH Mobile Chat App Forecast based on business need.  Any changes to the XH Mobile Chat App Forecast that significantly impact transaction time will require a change management form to be approved and signed by both parties.  Comcast and Vendor will mutually agree upon and participate in the preparation of other workload volume forecasts, as reasonably required for the successful performance of the XH Mobile Chat App Services.

4.
Effective on a date as mutually by the parties in writing (including e-mail), Comcast and Vendor agree to increase FTE support by [***] FTEs under SOW 3 as directed by Comcast.  All [***] FTEs shall be new hires and billed at the training rate as set forth in SOW 3.

Comcast Authorization

Comcast Representative’s Signature	/s/ Joy Park
Print Name	Joy Park, Vice President	Date	08/10/2017

Support.com Authorization

Support.com Representative’s Signature	/s/ Rick Bloom
Print Name	Rick Bloom	Date	08-07-2017

*** CONFIDENTIAL MATERIAL REDACTED AND SEPARATELY FILED WITH THE COMMISSION ***